    As filed with the Securities and Exchange Commission on August 13, 2001
                                                      Registration No.
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                             BROOKS AUTOMATION, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


              DELAWARE                                     04-3040660
              --------                                     ----------
   (State or Other Jurisdiction of                       (I.R.S. Employer
   Incorporation or Organization)                     Identification Number)


                    15 ELIZABETH DRIVE, CHELMSFORD, MA 01824
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                             BROOKS AUTOMATION, INC.
        PROGRESSIVE TECHNOLOGIES INC. 1991 STOCK OPTION AND PURCHASE PLAN
        -----------------------------------------------------------------
                            (Full Title of the Plan)

            ROBERT J. THERRIEN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             BROOKS AUTOMATION, INC.
                               15 ELIZABETH DRIVE
                              CHELMSFORD, MA 01824
                              --------------------
                     (Name and Address of Agent For Service)

                                 (978) 262-2400
          (Telephone Number, Including Area Code, of Agent For Service)

                         CALCULATION OF REGISTRATION FEE

=============================================================================================================
                                                                     Proposed
                                               Proposed              Maximum
Title of                                       Maximum               Aggregate
Securities to            Amount to             Offering Price        Offering              Amount of
be Registered            be Registered         Per Share(1)          Price(1)              Registration fee
-------------            -------------         ------------          --------              ----------------
Common Stock,            99,740 (2)            $1.61-$3.62           $191,684               $47.92
$.01 par value           shares

Preferred Share          99,740                -----                 -----                  -----
Purchase Rights(3)
=============================================================================================================

(1) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, on the basis of the average high and low prices for the Registrant's common stock on the Nasdaq National Market on August 7, 2001. The offering prices are based upon the exercise prices for options previously granted by Progressive Technologies, Inc.

(2) Such presently indeterminable number of additional shares of common stock are registered hereunder as may be issued in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, stock combination, or other similar changes in the common stock.

(3) On July 23, 1997, the Board of Directors of the Registrant declared a dividend of one preferred share purchase right for each share of common stock outstanding on August 21, 1997. The 99,740 rights registered by this

      Registration Statement represent one right that may be issued in connection with each share of common stock awarded under the Registrant's Progressive Technologies Inc. 1991 Stock Option and Stock Purchase Plan. Such presently indeterminable number of rights are also registered by this Registration Statement as may be issued in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other similar change in common stock. The rights are not separately transferable apart from the common stock, nor are they exercisable until the occurrence of certain events. Accordingly, no independent value has been attributed to the rights.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

     The following documents are hereby incorporated by reference into this Registration Statement:

     (a) The Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000;

     (b) The Registrant's Quarterly Report on Form 10-Q for the three months ended December 31, 2000;

     (c) The Registrant's Quarterly Report on Form 10-Q for the three months ended March 31, 2001;

     (d) All other reports filed pursuant to 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") since the end of the fiscal year covered by the annual report referred to in (a) above;

     (e) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A (File No. 0-25434) filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") including any amendment or report filed for the purpose of updating such description; and

     (f) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form S-1 (File No. 33-87296) filed under the 1933 Act.

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed hereby incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Article Ninth of the Registrant's Certificate of Incorporation eliminates the personal liability of directors of the Registrant or its stockholders for monetary damages for breach of fiduciary duty to the full extent permitted by Delaware law. Article VII of the Registrant's Bylaws provides that the Registrant may indemnify its officers and directors to the full extent permitted by the Delaware General Corporation Law. Section 145 of the Delaware General Corporation Law authorizes a corporation to indemnify directors, officers and employees unless such party has been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. The Registrant also maintains directors and officers liability insurance.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS.

 EXHIBIT
 NUMBER                                  TITLE                                       REFERENCE
 -------                                 -----                                       ---------
 4.02        Description of Capital Stock (contained in the Certificate
             of Incorporation, as amended, of the Registrant, filed as                   A*
             Exhibit 3.01 to the Registrant's Annual Report on Form 10-K).

 4.03        Rights Agreement, dated July 23, 1997.                                      B*

 4.04        Stockholder's Agreement between the Registrant and Daifuku America          C*
             Corporation dated January 6, 2000.

 4.05        Stockholders Agreement by and among the Company, Jenoptik AG, M+W Zander    D*
             Holding GmbH and Robert J. Therrien.

 4.06        Indenture dated as of May 23, 2001 between Brooks and State Street Bank     E*
             and Trust Company (as Trustee).

 4.07        Registration Rights Agreement dated May 23, 2001 among the
             Company and Credit Suisse First Boston Corporation and SG Cowen
             Securities Corporation (as representatives of several purchases).           E*

 4.08        4.75% Convertible Subordinated Note of the Company in the principal         E*
             amount of $175,000,000.00 dated as of May 23, 2001.

 4.09        Rights Agreement between the Registrant and Bank Boston, N.A.               F*
             as Rights Agent.

 4.10        Stock Purchase Agreement relating to the acquisition of CCS                 Filed
             Technology, Inc. by the Registrant.                                         herewith

 5.01        Legal Opinion of Brown, Rudnick, Freed & Gesmer.                            Filed
                                                                                         herewith

23.01        Consent of PricewaterhouseCoopers LLP.                                      Filed
                                                                                         herewith

23.02        Consent of Ernst & Young LLP, Independent Auditors.                         Filed
                                                                                         herewith

23.03        Consent of Brown, Rudnick, Freed & Gesmer (included in its legal opinion    Filed
             filed as Exhibit 5.1 to this Registration Statement).                       herewith

24.01        Power of Attorney (included on the signature page of this Registration.     Filed
             Statement).                                                                 herewith

99.04        Registrant's 1991 Stock Option and Stock Purchase Plan.                     Filed
                                                                                         herewith


     A. Incorporated by reference to the Registrant's quarterly report on Form 10-Q for the quarterly period ended March 31, 2001. The number assigned to each Exhibit above is the same as the number assigned to the Exhibit in the Quarterly Report.

     B. Incorporated by reference to the Registrant's Registration Statement on Form S-1 (Registration No. 333-34487). The number assigned to the Exhibit above is the same as the number assigned to the Exhibit in the Registration Statement.

     C. Incorporated by reference to our current report on Form 8-K filed on January 19, 2000 and amended on February 14, 2000.

     D. Incorporated by reference to the Registrant's current report on Form 8-K filed on October 15, 1999. The number assigned to the Exhibit above is the same as the number assigned to the Exhibit in the Form 8-K.

     E. Incorporated by reference to the Registrant's current report on Form 8-K filed on May 29, 2001. The number assigned to the Exhibit above is the same as the number assigned to the Exhibit in the Form 8-K.

     F. Incorporated by reference to the Company's Form 8-A filed on August 7, 1997.

     * In accordance with Rule 12b-32 under the Securities Exchange Act of 1934, as amended, reference is made to the documents previously filed with the Securities Exchange Commission, which documents are hereby incorporated by reference.

ITEM 9. UNDERTAKINGS.

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2) That, for the purpose of determining liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Chelmsford, Commonwealth of Massachusetts, on the 31st day of July, 2001.

                                      BROOKS AUTOMATION, INC.


                                      By: /s/ Robert J. Therrien
                                          --------------------------------------
                                          Robert J. Therrien
                                          Chief Executive Officer and President

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Robert J. Therrien and Ellen B. Richstone and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


SIGNATURE                    TITLE                            DATE

/s/ Robert J. Therrien       Director, Chief Executive        July 31, 2001
-------------------------    Officer and President
Robert J. Therrien           (Principal Executive Officer)

/s/ Ellen B. Richstone       Senior Vice President Finance    July 31, 2001
-------------------------    and Administration and Chief
Ellen B. Richstone           Financial Officer (Principal
                             Financial Officer)

/s/ Steven E. Hebert         Principal Accounting Officer     July 31, 2001
-------------------------
Steven E. Hebert

/s/ Roger D. Emerick         Director                         July 31, 2001
-------------------------
Roger D. Emerick

Signature                   Title                            Date
---------                   -----                            ----

/s/ Amin J. Khoury          Director                         July 31, 2001
------------------------
Amin J. Khoury

/s/ Juergen Giessmann       Director                         July 31, 2001
------------------------
Juergen Giessmann

/s/ Joseph Martin
------------------------    Director                         July 31, 2001
Joseph Martin

                                INDEX TO EXHIBITS



 EXHIBIT
 NUMBER                                  TITLE                                       REFERENCE
 -------                                 -----                                       ---------
 4.02        Description of Capital Stock (contained in the Certificate of Incorporation, as amended, of the Registrant, filed as
             Exhibit 3.01 to the Registrant's Annual Report on Form 10-K).               A*

 4.03        Rights Agreement, dated July 23, 1997.                                      B*

 4.04        Stockholder's Agreement between the Registrant and Daifuku America          C*
             Corporation dated January 6, 2000.

 4.05        Stockholders Agreement by and among the Company, Jenoptik AG, M+W Zander    D*
             Holding GmbH and Robert J. Therrien.

 4.06        Indenture dated as of May 23, 2001 between Brooks and State Street Bank     E*
             and Trust Company (as Trustee).

 4.07        Registration Rights Agreement dated May 23, 2001 among the
             Company and Credit Suisse First Boston Corporation and SG Cowen
             Securities Corporation (as representatives of several purchases).           E*

 4.08        4.75% Convertible Subordinated Note of the Company in the principal         E*
             amount of $175,000,000.00 dated as of May 23, 2001.

 4.09        Rights Agreement between the Registrant and Bank Boston, N.A.               F*
             as Rights Agent.

 4.10        Stock Purchase Agreement relating to the acquisition of CCS                 Filed
             Technology, Inc. by the Registrant.                                         herewith

 5.01        Legal Opinion of Brown, Rudnick, Freed & Gesmer.                            Filed
                                                                                         herewith

23.01        Consent of PricewaterhouseCoopers LLP.                                      Filed
                                                                                         herewith

23.02        Consent of Ernst & Young LLP, Independent Auditors.                         Filed
                                                                                         herewith

23.03        Consent of Brown, Rudnick, Freed & Gesmer (included in its legal opinion    Filed
             filed as Exhibit 5.1 to this Registration Statement).                       herewith

24.01        Power of Attorney (included on the signature page of this Registration      Filed
             Statement).                                                                 herewith

99.04        Registrant's 1991 Stock Option and Stock Purchase Plan.                     Filed
                                                                                         herewith


     A. Incorporated by reference to the Registrant's quarterly report on Form 10-Q for the quarterly period ended March 31, 2001. The number assigned to each Exhibit above is the same as the number assigned to the Exhibit in the Quarterly Report.

     B. Incorporated by reference to the Registrant's Registration Statement on Form S-1 (Registration No. 333-34487). The number assigned to the Exhibit above is the same as the number assigned to the Exhibit in the Registration Statement.

     C. Incorporated by reference to our current report on Form 8-K filed on January 19, 2000 and amended on February 14, 2000.

     D. Incorporated by reference to the Registrant's current report on Form 8-K filed on October 15, 1999. The number assigned to the Exhibit above is the same as the number assigned to the Exhibit in the Form 8-K.

     E. Incorporated by reference to the Registrant's current report on Form 8-K filed on May 29, 2001. The number assigned to the Exhibit above is the same as the number assigned to the Exhibit in the Form 8-K.

     F. Incorporated by reference to the Company's Form 8-A filed on August 7, 1997.

     * In accordance with Rule 12b-32 under the Securities Exchange Act of 1934, as amended, reference is made to the documents previously filed with the Securities Exchange Commission, which documents are hereby incorporated by reference.


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